AQR FUNDS

Supplement dated May 2, 2014 (“Supplement”)

to the Class R6 and Class Y Prospectus, dated January 29, 2014 (“Prospectus”),

of the AQR Global Equity Fund and AQR International Equity Fund (the “Funds”)

This Supplement updates certain information contained in the Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective May 2, 2014, the “Purchase and Sale of Fund Shares” sub-section on page 12 of the Prospectus, in the section titled “Important Additional Information”, is hereby deleted in its entirety and replaced with the following:

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Class R6 Shares and Class Y Shares of each Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-866-290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at www.aqrfunds.com. Each Fund’s initial and subsequent investment minimums for Class R6 Shares and Class Y Shares generally are as follows:

	Class R6 Shares	Class Y Shares
Minimum Initial Investment	$50,000,000*	$10,000,000 for eligible institutional investors.
Minimum Subsequent Investment	None	None

*	Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.

Additionally, the sub-sections titled “Eligibility to Buy Class R6 Shares” and “Investment Minimums — Class R6 Shares” on page 24 of the Prospectus, in the section titled “Investing With the AQR Funds”, are hereby deleted in their entirety and replaced with the following:

ELIGIBILITY TO BUY CLASS R6 SHARES

Each Fund’s Class R6 Shares are offered exclusively to the following types of investors:

1)	Qualified defined contribution plans and 457 plans;

2)	Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated;

3)

Fee-based and discretionary accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts that meet the minimum investment requirements below;

4)	tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; and

5)	employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members.

Class R6 Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds’ Distributor, ALPS Distributors, Inc.

Class R6 Shares do not pay commissions or 12b-1 fees, or make administrative or service payments to financial intermediaries, sometimes referred to as “revenue sharing,” in connection with investments in Class R6 Shares.

INVESTMENT MINIMUMS — CLASS R6 SHARES

For eligibility groups 1 and 2 above, the minimum initial account size is $5,000,000. For eligibility group 3 above, the minimum initial account size is $50,000,000, or a total of $100,000,000 invested across all series of the Trust. There is no minimum subsequent investment amount. For eligibility groups 4 and 5 above, there is no minimum initial account size or subsequent investment amount.

Investors may aggregate accounts for purposes of determining whether the minimum investment requirements have been met. Investors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirement within an 18-month period.

Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.

If a shareholder’s account size declines below the minimum initial investment amount described above, the Funds reserve the right, upon 60 days’ notice, to convert the account to the lowest fee share class for which the shareholder is then eligible.

The Funds reserve the right to refuse any request to purchase shares.

Additionally, the third and fourth paragraphs under the sub-section titled “Other Policies” on page 27 of the Prospectus, in the section titled “Investing With the AQR Funds”, are hereby deleted in their entirety and replaced with the following:

Small Account Policy. Each of the Funds reserves the right, upon 60 days’ written notice, to redeem at NAV the shares of any shareholder whose account has a value in a Fund of less than the minimum initial investment requirement described under “Investing With the AQR Funds – Investment Minimums,” other than as a result of a decline in the NAV per share, or to permit an exchange for shares of another class of the same Fund. With respect to shareholders who made their initial purchase of Class R6 Shares of a Fund prior to May 2, 2014, the minimum initial investment requirement for the purposes of this policy is $5,000,000 in the aggregate of Class R6 Shares across all series of the Trust. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. A Fund will not impose a redemption fee on an exchange of Class Y Shares for another class of shares of the same Fund.

Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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